                                                                    EXHIBIT 99.6


                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING CANADA, INC.                     PETITION DATE: 07/16/01

                                                     CASE NUMBER: 01-37810-H4-11


MONTHLY OPERATING REPORT SUMMARY FOR MONTH: AUGUST           YEAR: 2001

               MONTH                     7/16/01-8/31/01
--------------------------------------------------------------------------------------
REVENUES (MOR-6)                           $ 1,688,935     $--   $--   $--   $--   $--
INCOME BEFORE INT. DEPREC./TAX (MOR-6)     $ 1,252,362     $--   $--   $--   $--   $--
NET INCOME (LOSS) (MOR-6)                  $   282,441     $--   $--   $--   $--   $--
PAYMENTS TO INSIDERS (MOR-9)               $        --     $--   $--   $--   $--   $--
PAYMENTS TO PROFESSIONALS (MOR-9)          $        --     $--   $--   $--   $--   $--
TOTAL DISBURSEMENTS (MOR-7)                $22,340,404    $--   $--   $--   $--   $--

***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                              EXP.
      See attachment 2                                DATE
------------------------------
CASUALTY                            YES (x) NO ( )  08-01-02
LIABILITY                           YES (x) NO ( )  07-01-02
VEHICLE                             YES (x) NO ( )  07-01-02
WORKER'S                            YES (x) NO ( )  07-01-02
OTHER                               YES (x) NO ( )  various


ATTORNEY NAME:                      Jeff Spiers
FIRM:                               Andrews & Kurth LLP
ADDRESS:                            600 Travis
ADDRESS:                            Suite 4200
CITY, STATE ZIP:                    Houston, TX 77002
TELEPHONE:                          713-220-4103


Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid? YES       If so, describe

                                See Attachment 3
--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts? YES

Were any assets disposed of outside the normal course of business? NO

If so, describe
               -----------------------------------------------------------------
Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A Plan of Reorganization is currently being developed.
--------------------------------------------------------------------------------


                  I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                  SIGNED  /s/ PAUL VANDERHOVEN
                         -------------------------------------------------------
                                         (ORIGINAL SIGNATURE)

                  TITLE  VP Finance, CFO
                         -------------------------------------------------------
MOR-1

CASE NAME: STERLING CANADA, INC.                    CASE NUMBER:  01-37810-H4-11


                                                                                                                          PAID
   COVERAGE          POLICY PERIOD   POLICY NO.                      LIMITS                CARRIER                       THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2


MOR-1 ATTACHMENT 2

                                                                     Page 1 of 3
                                                                         9/14/01




                              SUMMARY OF COVERAGES
                      FOR STERLING CHEMICALS HOLDINGS, INC.



NO.         TYPE OF INSURANCE                   AMOUNTS/LIMITS                 INSURANCE CO.        TERM        EXPIRE
---         -----------------                   --------------                 -------------        ----        ------

  1   Workers Compensation          Statutory - $1,000,000 Employers       American Guar.          1 year       7/1/02
                                    Liability.                             Zurich US
                                    Ded. $250,000 per accident.

  2   Automobile Liability          $2,000,000 ea. occurrence.             American Guar.          1 year       7/1/02
                                    Ded. $25,000 per occurrence.           Zurich Amer.

  3   Excess Liability              $5,000,000 ea. occurrence and          Primex, Ltd             1 year       7/1/02
      Excess to $1 Million SIR      aggregate. Excess $1,000,000 GL
                                    $2,000,000 AL.

  4   Excess Liability              $20,000,000 ea. loss and aggregate.    Primex, Ltd.            1 year       7/1/02
                                                                           (Reinsured through
                                                                           AIG.)

  5   Excess Liability              $50,000,000 ea. loss and aggregate.    Gerling Global          1 year       7/1/02



  6   Excess Liability              $100,000,000 ea. loss and aggregate.   Lloyd's                 1 year       7/1/02
                                                                           Lore


  7   Excess Liability              $50,000,000                            Zurich                  1 year       7/1/02

  8   Excess Liability              $50,000,000                            AIG                     1 year       7/1/02

NO.         TYPE OF INSURANCE          EXPOSURE BASE                   ANNUAL PREMIUM
---         -----------------          -------------                   --------------

  1   Workers Compensation          Total annual         $195,653 - Audit at (AFCO) expiration.
                                    remuneration         Plus all losses within deductible. Paid
                                                         through 10/1/01.


  2   Automobile Liability          Number of vehicles   $92,955 (AFCO) Paid through 10/1/01.
                                    owned and leased

  3   Excess Liability              Annual revenues and  $451,090 Annual - Half on 7/1/01; 1/2 on
      Excess to $1 Million SIR      remuneration         1/1/02. Paid through 1/1/02.


  4   Excess Liability              Included             Included - Paid through 1/1/02.



  5   Excess Liability              Flat charge - based  $295,000 - Paid through expiration.
                                    on exposures and
                                    risk potential

  6   Excess Liability              Flat charge - based  $241,886 - Paid through expiration.
                                    on exposures and
                                    risk potential

  7   Excess Liability              Flat charge          $109,210 - Paid through expiration.

  8   Excess Liability              Flat Charge          $80,938 - Paid through expiration.

                                                                     Page 2 of 3
                                                                         9/14/01


NO.         TYPE OF INSURANCE                   AMOUNTS/LIMITS                 INSURANCE CO.        TERM        EXPIRE
---         -----------------                   --------------                 -------------        ----        ------

  9   Excess Liability              $50,000,000                            Starr Excess            1 year       7/1/02

 10   Marine Terminal Operators     $50,000,000 ea. occurrence.            New Hampshire Ins.      1 year       7/1/02
      Liability and Charterer's     Ded. $25,000 per occurrence $100,000   Co. thru Marsh London
      Legal Liability               pollution per occurrence.

 11   Excess Marine Liability       $24,000,000 excess of MTO, CLL, P&L    XL Specialty            1 year       7/1/02
                                                                           Brockbank & Liberty
                                                                           Und.

 12   Excess Marine Liability       $25,000,000 excess $24,000,000         XL Specialty            1 year       7/1/02
                                                                           Brockbank & N.Y.
                                                                           Marine Gen. Ins.

 13   Property Damage, Business     $ Total insured values combined        Munich Re: et. al.      1 year       8/1/02
      Interruption and Boiler &     all-risk. Sublimits: Flood - $100
      Machinery                     mil., Earthquake - $100 mil., $10 mil
                                    extra expense. Ded.: Petrochem
                                    $1,000,000 PD, 10 day - BI. Pulp &
                                    Fibers - $1 mil. PD/BI.

 14   Directors & Officers          $15,000,000 each loss and each policy  National Union          1 year      8/21/02
      Liability                     year. Ded. $1,000,000 Corp. Reimb.     Indemnity

 15   Excess Directors & Officers   $10,000,000 excess of Primary D&O      Hartford                1 year      8/21/02
      Liability

 16   Directors & Officers          $10,000,000                            XL Specialty Ins. Co.   1 year      8/21/02
      Liability

NO.         TYPE OF INSURANCE          EXPOSURE BASE                   ANNUAL PREMIUM
---         -----------------          -------------                   --------------

  9   Excess Liability              Flat Charge          $62,500 - Paid through expiration.

 10   Marine Terminal Operators     Based on volume      $27,000 (AFCO) Min. premium & deposit.
      Liability and Charterer's     throughput and no.   Paid through 10/1/01.
      Legal Liability               chartered vessels.

 11   Excess Marine Liability       Volume thru put &    $57,375 - Paid through 10/1/01.
                                    vessels docked.


 12   Excess Marine Liability       Flat                 $21,250 - Paid through 10/1/01.



 13   Property Damage, Business     Property Values -     Annual - Financed through AFCO. $4.0M
      Interruption and Boiler &     PD Income values -   (est.) Paid through 10/1/01.
      Machinery                     BI PML, fire
                                    protection
                                    available; many
                                    other factors.

 14   Directors & Officers          Various              $316,000 (15 mos.) Paid through expiration.
      Liability

 15   Excess Directors & Officers   Various              $223,700 (15 mos.) Paid through expiration.
      Liability

 16   Directors & Officers          Various              $115,000 (15 mos.) Paid through expiration.
      Liability

                                                                     Page 3 of 3
                                                                         9/14/01




NO.         TYPE OF INSURANCE                   AMOUNTS/LIMITS                 INSURANCE CO.        TERM        EXPIRE
---         -----------------                   --------------                 -------------        ----        ------

 17   Employee Dishonesty &         $5,000,000 each Insuring Agreement.    Texas Pacific           1 year      10/1/01
      Depositor's Forgery           Ded. $25,000.                          Chubb

 18   Hull & Machinery and          Barge Hull Value (M-25 = $1,500,000)   Zurich-American         1 year       7/1/02
      Protection & Indemnity        Ded. $5,000 per loss. $1,000,000 P&I   Insurance Co.

 19   Pollution Insurance           Section A - $250,000 Section B -       Water Quality           1 year       7/1/02
                                    $5,000,000 CERCLA - $5,000,000         Insurance Syndicate

 20   Marine and Railroad Cargo     $12,000,000 any one vessel $1,000,000  Mutual Marine           1 year     Continuing
                                    any one barge $1,000,000 any one rail
                                    ship. $100,000 any one truck

 21   Office Contents               $1,000,000                             Phoenix Assur.          1 year      10/1/01

 22   Duty Drawback Bond            $1,000,000                             Washington              1 year     Continuing
                                                                           International

 23   Fiduciary                     $10,000,000 Ded. $250,000 per          National Union          1 year      8/21/02
                                    occurrence

 24   Environmental                 $4,000,000 per loss $8,000,000         ECS (Indian Harbor)     1 year      1/15/02
      Impairment Liability          aggregate
      (Petrochem & Fibers)

 25   Closure/Post Closure Bonds -  $1,995,222 Combined                    Underwriters            1 year      Continuous
      Petrochem                                                            Indemnity



NO.         TYPE OF INSURANCE          EXPOSURE BASE                   ANNUAL PREMIUM
---         -----------------          -------------                   --------------

 17   Employee Dishonesty &         Various              $20,000 Paid through 10/1/01.
      Depositor's Forgery

 18   Hull & Machinery and          Hull & Machinery     $29,378 (AFCO) Paid through 10/1/01.
      Protection & Indemnity        values

 19   Pollution Insurance           Hull gross           $4,258 (AFCO) Paid through 10/1/01.
                                    registered tonnage

 20   Marine and Railroad Cargo     Declared shipment    $40,000 Annual Approx. Paid through 10/1/01.
                                    values


 21   Office Contents               Limit                $4,500 - Paid through Expiration.

 22   Duty Drawback Bond            Limit                $2,875 - Paid through 11/17/01.


 23   Fiduciary                     Various              $22,000 - Financed through Imperial. Renewal
                                                         binder issued. Processing annual payments.


 24   Environmental                 Loss Potential       $106,200 - Financed through AFCO. Paid through 1/15/02.
      Impairment Liability
      (Petrochem & Fibers)

 25   Closure/Post Closure Bonds -  Estimated            $40,610 Paid through 1/1/02.
      Petrochem                     Closure/Post
                                    Closure Costs

      ANNUAL TOTAL:                                             $3,459,260 *

*Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

ATTACHMENT 3
POSTPETITION PAYMENT OF PREPETITION LIABILITIES

VENDOR                                   AMOUNT         ORDER
STERLING PULP CHEMICALS, INC.  CASE #01-37812-H4-11
Norfolk Southern Railway                  $     62,827.78 Shippers
CSX Transportation                        $      8,882.00 Shippers
Albany Scale Co.                          $      4,096.75 Critical Vendor
Davidson Transport                        $      5,797.49 Shippers

                                          ---------------
  TOTAL                                   $     81,604.02
                                          ===============

STERLING PULP US, INC. CASE #01-37811-H4-11
Canada Customs & Revenue Agency           $      1,840.45
                                          ===============

STERLING FIBERS, INC. CASE #01-37808-H4-11
Crocker Technical Papers                  $     77,244.52 Critical Vendor
Direct Line Commodities                   $     18,530.10 Critical Vendor
Celedon Trucking Services                 $     20,986.49 Shippers
Mini Fibers, Inc.                         $    127,665.67 Critical Vendor
DeRijke                                   $     12,129.02
Engineered Fibers Tech (EFT)              $     14,101.44 Critical Vendor
CSX Transportation                        $     14,411.88 Shippers
Shaskikumar Daftary                       $        238.97 Independent contractor
Charlie Hummel                            $      2,160.00 Independent contractor
Ceridian Employer Services                $        246.67 Payroll/Benefit Admin payroll service provider
A Agrawal                                 $      2,522.32 Payroll/Benefit Admin (expense reimbursement)
H Chever                                  $        521.80 Payroll/Benefit Admin (expense reimbursement)
NDCunningham                              $        390.00 Shippers
Affliated Brokers                         $         97.04 Shippers
J Hagerott                                $      1,757.02 Payroll/Benefit Admin (expense reimbursement)
B Montz                                   $        752.79 Payroll/Benefit Admin (expense reimbursement)

                                          ---------------
  TOTAL                                   $    293,755.73
                                          ===============

STERLING CHEMICALS, INC. CASE #01-37806-H4-11
Aubrey Cannon                             $        325.58 Payroll/Benefit Admin (expense reimbursement)
Charles Cannon                            $         16.38 Payroll/Benefit Admin (expense reimbursement)
Karol Cripps                              $         45.00 Payroll/Benefit Admin (expense reimbursement)
Greg Escamilla                            $         80.25 Payroll/Benefit Admin (expense reimbursement)
Gene Kenyon                               $      1,327.42 Payroll/Benefit Admin (expense reimbursement)
Dennis Kos                                $        324.78 Payroll/Benefit Admin (expense reimbursement)
Wes Noel                                  $         62.10 Payroll/Benefit Admin (expense reimbursement)
Jack Pollock                              $         45.72 Payroll/Benefit Admin (expense reimbursement)
                                          ---------------
Total Employee Exp. Reimbursements        $      2,227.23
                                          ---------------


Blue Cross & Blue Shield of Florida       $    170,716.53 payroll/benefit admin
Crawford & Company                        $      1,819.85 Workers Comp
AFCO                                      $     10,220.80 Insurance Coverage
Bayport Occupational Med                  $     11,812.00 Independent Contractor
BNSF Railroad                             $    157,944.95 Shippers
Ceridian                                  $      1,277.29 payroll/benefit admin
Federal Express                           $      1,502.71 Shippers
Imperial Premium Finance                  $     10,584.23 Insurance Coverage
Jeil Marine                               $     26,629.16 Shippers
Prescription Solutions                    $    178,558.97 payroll/benefit admin
Union Pacific Railroad                    $     48,700.00 Shippers
Woolim Shipping                           $     68,676.82 Shippers
                                          ---------------
Total Vendor Payments                     $    688,443.31
                                          ---------------

CIT Revolving Credit Facility             $ 95,279,975.09

                                          ---------------
  TOTAL                                   $ 95,970,645.63
                                          ===============

                                          ---------------
TOTAL DEBTOR PREFILE LIAB. PAID           $ 96,347,845.83
                                          ---------------

SUMMARY
CIT Revolving Credit Facility             $ 95,279,975.09
Critical Vendors                          $    241,638.48
Shippers                                  $    416,846.32
Other                                     $    409,385.94
                                          ---------------
TOTAL                                     $ 96,347,845.83
                                          ===============

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED JULY 16, 2001
(IN THOUSANDS) (UNAUDITED)


                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING CANADA,
                                         HOLDINGS INC.                   INC.                ENERGY, INC.               INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11         01-37810-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $   1,362                 $   9,138             $  (1,208)                $    271
        Trade accounts receivable, net              -                    43,168                   327                    3,662
        Other Receivables                           -                     1,268                     -                    4,242
        Due from affiliates                         -                    21,298                 9,115                   20,231
        Inventories                                 -                    30,554                     -                        -
        Prepaid expenses                           12                     1,390                     -                        -
        Deferred income tax benefit                 -                         -                     -                        -
                                            ---------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,374                   106,816                 8,234                   28,406

Property, plant and equipment, net                  -                   131,928                 3,482                        -
Deferred income taxes                               -                         -                     -                        -
Investments-Third Party                             -                     6,262                     -                        -
Investments in Subs                            35,060                    95,073                     -                  297,161
Other assets                                    7,354                    26,496                 4,762                   14,198
                                            ---------------------------------------------------------------------------------------

TOTAL ASSETS                                $  43,788                 $ 366,575             $  16,478                 $339,765
                                            =======================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Pre-Petition liabilities:
        Notes Payable - Secured *                   -                   227,848                     -                   67,152
        Secured Debt Accrued Interest *             -                    14,176                     -                    4,201
        Revolver                                    -                    90,018                     -                        -
        Unsecured debt                        192,879                   297,064                 1,144                  270,594
        Other / Intercompany                        -                   201,020                     -                    5,016
        Deferred income taxes                       -                         -                     -                        -


Common stock held by new ESOP                       -                       254                     -                        -
Less: Unearned compensation                         -                      (458)                    -                        -
Redeemable preferred stock                     26,541                   (15,448)                    -                        -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                        75                     1                       48
        Additional paid-in capital           (367,555)                 (229,904)                    -                   83,348
        Retained earnings                     191,923                  (215,396)               15,333                  (90,594)
        Pension adjustment                          -                      (134)                    -                        -
        Accumulated translation adj.                -                         -                     -                        -
        Deferred compensation                       -                       (3)                     -                        -
                                            ---------------------------------------------------------------------------------------
                                             (175,632)                 (445,362)               15,334                   (7,198)
        Treasury stock at cost                      -                    (2,537)                    -
                                            ---------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (175,632)                 (447,899)               15,334                   (7,198)


TOTAL LIABILITIES AND EQUITY                $  43,788                 $ 366,575             $  16,478                 $339,765
                                            =======================================================================================
                                            $       -                 $       -             $       -                 $      -




                                         ------------------------------------------------------------------------------------------
                                            STERLING PULP             STERLING PULP       STERLING FIBERS        STERLING CHEMICALS
                                          CHEMICALS US, INC.         CHEMICALS, INC.           INC.                 INT'L, INC.
ASSETS                                      01-37811-H4-11           01-37812-H4-11       01-37808-H4-11           01-37809-H4-11
                                         ------------------------------------------------------------------------------------------
Current Assets:

        Cash and cash equivalents           $       -                 $     309             $     714                 $       -
        Trade accounts receivable, net          1,035                     4,546                 4,639                         -
        Other Receivables                           -                         -                    37                     2,971
        Due from affiliates                       156                     3,077                     -                         -
        Inventories                               339                     1,725                10,983                         -
        Prepaid expenses                            -                         -                     -                     (283)
        Deferred income tax benefit                 -                         -                     -                         -
                                            ----------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,530                     9,657                16,373                     2,688

Property, plant and equipment, net                  -                    45,184                 6,407                         -
Deferred income taxes                               -                         -                     -                         -
Investments-Third Party                             -                         -                     -                         -
Investments in Subs                             3,199                         -                     -                         -
Other assets                                        -                         -                 1,828                     2,811
                                            ----------------------------------------------------------------------------------------

TOTAL ASSETS                                $   4,729                 $  54,841             $  24,608                 $   5,499
                                            ========================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Pre-Petition liabilities:
        Notes Payable - Secured *                   -                         -                57,221                     3,652
        Secured Debt Accrued Interest *             -                         -                 3,580                       228
        Revolver                                    -                         -                     -                         -
        Unsecured debt                            236                    62,551                62,331                       840
        Other / Intercompany                        -                         -                14,125                         -
        Deferred income taxes                       -                                                                         -

Common stock held by new ESOP                       -                         -                    35                         -
Less: Unearned compensation                         -                         -                   458                         -
Redeemable preferred stock                          -                         -                15,448                         -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                         -                     -                         -
        Additional paid-in capital             (5,370)                    3,199                 9,676                         -
        Retained earnings                        (877)                  (10,909)             (138,266)                      779
        Pension adjustment                          -                         -                     -                         -
        Accumulated translation adj.                -                         -                     -                         -
        Deferred compensation                       -                         -                     -                         -
                                            ----------------------------------------------------------------------------------------
                                                4,493                    (7,710)             (128,590)                      779
        Treasury stock at cost
                                            ----------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                      4,493                    (7,710)             (128,590)                      779


TOTAL LIABILITIES AND EQUITY                $   4,729                 $  54,841            $   24,608                 $   5,499
                                            ========================================================================================
                                            $       -                 $       -            $        -                 $       -







                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -             $   10,586
        Trade accounts receivable, net              -                 57,377
        Other Receivables                      (2,971)                 5,547
        Due from affiliates                   (50,909)                 2,968
        Inventories                                 -                 43,601
        Prepaid expenses                            -                  1,119
        Deferred income tax benefit                 -                      -
                                            ------------------------------------
TOTAL CURRENT ASSETS                          (53,880)               121,198

Property, plant and equipment, net                  -                187,001
Deferred income taxes                               -                      -
Investments-Third Party                             -                  6,262
Investments in Subs                          (398,721)                31,772
Other assets                                       (1)                57,448
                                            ----------------------------------

TOTAL ASSETS                                $(452,602)            $  403,681
                                            ====================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *        (3,808)                18,377
        Revolver                                    -                 90,018
        Unsecured debt                       (129,602)               758,037
        Other / Intercompany                 (201,020)                19,141
        Deferred income taxes                       -                      -


Common stock held by new ESOP                       -                    289
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 26,541
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (57,298)              (553,164)
        Retained earnings                           -               (248,007)
        Pension adjustment                          -                   (134)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                     (3)
                                            ------------------------------------
                                              (57,299)              (801,185)

        Treasury stock at cost                                        (2,537)
                                            ------------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (57,299)              (803,722)


TOTAL LIABILITIES AND EQUITY                $(452,602)            $  403,681
                                            ====================================
                                            $       -             $        -











* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)
CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED AUGUST 31, 2001
(IN THOUSANDS)(UNAUDITED)

                                        --------------------------------------------------------------------------------
                                           STERLING       STERLING        STERLING        STERLING      STERLING PULP
                                           CHEMICALS      CHEMICALS       CHEMICALS        CANADA,      CHEMICALS US,
                                         HOLDINGS INC.      INC.         ENERGY, INC.        INC.             INC.
                                        01-37805-H4-11  01-37806-H4-11  01-37807-H4-11  01-37810-H4-11  01-37811-H4-11
                                        --------------------------------------------------------------------------------
ASSETS
Current Assets:
     Cash and cash equivalents          $       1,369   $        2,157  $           --  $          508  $           --
     Trade accounts receivable, net                --           40,055              95           2,445           1,204
     Other Receivables                             --            3,307              --           4,260              --
     Due from affiliates                           --           18,867          11,642          43,376             785
     Inventories                                   --           26,875              --              --             253
     Prepaid expenses                              35            2,390              --              --              --
     Deferred income tax benefit                   --               --              --              --              --
                                        ---------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,404           93,651          11,737          50,589           2,242

Property, plant and equipment, net                 --          129,048           3,389              --              --
Deferred income taxes                              --               --              --              --              --
Investments-Third Party                            --            6,262              --              --              --
Investments in Subs                            35,060           95,073              --         297,161           3,199
Other assets                                    7,258           20,622           4,339           7,848              --
                                        ----------------------------------------------------------------------------------
TOTAL ASSETS                            $      43,722   $      344,656  $       19,465  $      355,598  $        5,441
                                        ==================================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                   2           95,939           2,240          20,216             780
Pre-Petition liabilities:
     Notes Payable - Secured *                     --          227,848              --          67,152              --
     Secured Debt Accrued Interest *               --           17,701              --           5,240              --
     Unsecured debt                           192,878          277,993           1,351         265,001             231
     Other / Intercompany                          --          201,020              --           4,904              --
     Deferred income taxes                         --               --              --              --              --

Common stock held by new ESOP                      --              254              --              --              --
Less: Unearned compensation                        --             (458)             --              --              --
Redeemable preferred stock                     26,541          (15,203)             --              --              --
STOCKHOLDERS' EQUITY:                              --
     Common stock, $.01 par value                  --               75               1              48              --
     Additional paid-in capital              (367,555)        (229,904)             --          83,348           5,370
     Retained earnings-Filing Date            191,923         (215,396)         15,333         (90,594)           (877)
     Retained earnings-Post Filing Date           (67)         (12,538)            540             283             (63)
     Pension adjustment                            --             (135)             --              --              --
     Accumulated translation adj.                  --               --              --              --              --
     Deferred compensation                         --               (3)             --              --              --
                                        ---------------------------------------------------------------------------------
                                             (175,699)        (457,901)         15,874          (6,915)          4,430
     Treasury stock at cost                        --           (2,537)             --              --              --
                                        ---------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (175,699)        (460,438)         15,874          (6,915)          4,430

TOTAL LIABILITIES AND EQUITY            $      43,722   $      344,656  $       19,465  $      355,598  $        5,441
                                        =================================================================================
                                        $          --   $           --  $           --  $           --  $           --

                                        --------------------------------------------------------------------------
                                        STERLING PULP      STERLING       STERLING                      DEBTORS
                                          CHEMICALS,        FIBERS        CHEMICALS
                                             INC.             INC.        INT'L, INC.
                                        01-37812-H4-11  01-37808-H4-11  01-37809-H4-11  ELIMINATIONS  CONSOLIDATED
                                        --------------------------------------------------------------------------
ASSETS
Current Assets:
     Cash and cash equivalents          $          (79) $          361  $           --  $         --  $      4,316
     Trade accounts receivable, net              4,177           4,724              --            --        52,700
     Other Receivables                                              37              --            --         7,604
     Due from affiliates                         6,855           2,811           3,094       (83,255)        4,175
     Inventories                                 1,693           8,863              --            --        37,684
     Prepaid expenses                                               --            (283)           --         2,142
     Deferred income tax benefit                    --              --              --            --            --
                                        --------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            12,646          16,796           2,811       (83,255)      108,621

Property, plant and equipment, net              44,633           6,352              --            --       183,422
Deferred income taxes                               --              --              --            --            --
Investments-Third Party                             --              --              --            --         6,262
Investments in Subs                                 --              --              --      (398,721)       31,772
Other assets                                        --           1,452           2,777            (1)       44,295
                                        --------------------------------------------------------------------------
TOTAL ASSETS                            $       57,279  $       24,600  $        5,588  $   (481,977) $    374,372
                                        ==========================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                2,620           3,433              13       (27,514)       97,729
Pre-Petition liabilities:
     Notes Payable - Secured *                      --          57,221           3,652       (60,873)      295,000
     Secured Debt Accrued Interest *                --           4,465             285        (4,750)       22,941
     Unsecured debt                             62,478          73,333             840      (130,521)      743,584
     Other / Intercompany                                           --              --      (201,020)        4,904
     Deferred income taxes                          --              --              --            --            --

Common stock held by new ESOP                       --              35              --            --           289
Less: Unearned compensation                         --             458              --            --            --
Redeemable preferred stock                          --          15,448              --            --        26,786
STOCKHOLDERS' EQUITY:
     Common stock, $.01 par value                   --              --              --            (1)          123
     Additional paid-in capital                  3,199           9,676              --       (57,298)     (553,164)
     Retained earnings-Filing Date             (10,909)       (138,266)            779            --      (248,007)
     Retained earnings-Post Filing Date           (109)         (1,203)             19            --       (13,138)
     Pension adjustment                             --              --              --            --          (135)
     Accumulated translation adj.                   --              --              --            --            --
     Deferred compensation                          --              --              --            --            (3)
                                        --------------------------------------------------------------------------
                                                (7,819)       (129,793)            798       (57,299)     (814,324)
     Treasury stock at cost                         --              --              --            --        (2,537)
                                        --------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                      (7,819)       (129,793)            798       (57,299)     (816,861)

TOTAL LIABILITIES AND EQUITY            $       57,279  $       24,600  $        5,588  $   (481,977) $    374,372
                                        ==========================================================================
                                        $           --  $           --  $           --  $         --  $         --

* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.

MOR 2 - 3

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

FOR THE PERIOD ENDING AUGUST 31, 2001

          (IN THOUSANDS)

   SCHEDULE OF POST-PETITION LIABILITIES

                                      ----------------------------------------------------------------------------------------------
                                         STERLING       STERLING        STERLING        STERLING      STERLING PULP   STERLING PULP
                                         CHEMICALS      CHEMICALS       CHEMICALS        CANADA,      CHEMICALS, US,    CHEMICALS,
                                       HOLDINGS INC.      INC.         ENERGY, INC.        INC.            INC.            INC.
                                      01-37805-H4-11  01-37806-H4-11  01-37807-H4-11  01-37810-H4-11  01-37811-H4-11  01-37812-H4-11
                                      ----------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                   $         2  $       28,667  $        2,240  $          807  $          779  $     1,029
ROYALTY AND REVENUE PAYABLE                       --              --              --              --              --           --
NOTES PAYABLE                                     --              --              --          19,409              --           --
TAX PAYABLE:                                      --              --              --              --              --           --
    Federal Payroll Taxes                         --              --              --              --              --           --
    State Payroll & Sales                         --              48              --              --              --           --
    Ad Valorem Taxes                              --              --              --              --              --           --
    Other Taxes (Property/franchise)              --             925              --              --              --           40
TOTAL TAXES PAYABLE                      $        --  $          973  $           --  $           --   $          --  $        40
SECURED DEBT POST-PETITION                        --          41,472              --              --              --           --
ACCRUED INTEREST PAYABLE                          --             234              --              --              --           --
*ACCRUED PROFESSIONAL FEES:                       --           2,000              --              --              --           --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs            --          22,593              --              --               1        1,551
  2.  Lease Operating Expenses/Capital            --              --              --              --              --
TOTAL POST-PETITION LIABILITIES (MOR-3)  $         2  $       95,939  $        2,240  $       20,216  $          780  $     2,620
====================================================================================================================================



                                        -------------------------------------------------------------
                                             STERLING       STERLING
                                              FIBERS        CHEMICALS
                                                INC.        INT'L, INC.                    DEBTORS
                                          01-37808-H4-11  01-37809-H4-11   ELIMINATIONS  CONSOLIDATED
                                        --------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                    $        3,026  $           13   $     (8,105) $     28,458
ROYALTY AND REVENUE PAYABLE                           --              --             --            --
NOTES PAYABLE                                         --              --        (19,409)           --
TAX PAYABLE:                                          --              --             --            --
    Federal Payroll Taxes                              5              --             --             5
    State Payroll & Sales                             13              --             --            61
    Ad Valorem Taxes                                  --              --             --            --
    Other Taxes (Property/franchise)                 389              --             --         1,354
TOTAL TAXES PAYABLE                       $          407  $           --   $         --  $      1,420
SECURED DEBT POST-PETITION                            --              --             --        41,472
ACCRUED INTEREST PAYABLE                              --              --             --           234
*ACCRUED PROFESSIONAL FEES:                           --              --             --         2,000
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs                --              --             --        24,145
  2.  Lease Operating Expenses/Capital                --              --             --            --
TOTAL POST-PETITION LIABILITIES (MOR-3)   $        3,433  $           13   $    (27,514) $     97,729
=====================================================================================================

*Payment Requires Court Approval


MOR-4

CONSOLIDATED DEBTORS(1)

               AGING OF POST-PETITION LIABILITIES(2) (IN THOUSANDS)
                              MONTH       8/31/01

                                                                                                AD-VALOREM,              ROYALTY
 DAYS          TOTAL               TRADE ACCTS            FED TAXES       STATE TAXES           OTHER TAXES           AND INSURANCE
------------------------------------------------------------------------------------------------------------------------------------
 0-30        $    97,729           $    96,309            $       5        $      61             $   1,354             $      --
 31-60                --                    --                   --               --                    --                    --
 61-90                --                    --                   --               --                    --                    --
 91 +                 --                    --                   --               --                    --                    --
 TOTAL       $    97,729           $    96,309            $       5        $      61             $   1,354             $      --



                        AGING OF ACCOUNTS RECEIVABLE(3)

 MONTH
------------------------------------------------------------------------------------------------------------------------------
     0-30                $ 42,120     $ 42,120         $ --                  $ --                   $ --                  $ --
     31-60                  4,151        4,151           --                    --                     --
     61-90                  1,154        1,154           --                    --                     --
     91 +                   5,274        5,274           --                    --                     --
     TOTAL               $ 52,699     $ 52,699         $ --                  $ --                   $ --                  $ --

(1) MOR-5 is presented only on a consolidated debtor basis.

(2) Days aging from due date.

(3) Days aging from invoice due date.

        MOR-5

CASE NAME:   STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)             CASE NUMBER:  See Each Company Below
FOR THE PERIOD ENDING 7/17/01 TO 8/31/01

        STATEMENT OF INCOME (LOSS)

                                                --------------------------------------------------------------------------------
                                                   STERLING       STERLING        STERLING        STERLING      STERLING PULP
                                                   CHEMICALS      CHEMICALS,      CHEMICALS        CANADA,      CHEMICALS US,
                                                 HOLDINGS, INC.      INC.        ENERGY, INC.        INC.             INC.
                                                01-37805-H4-11  01-37806-H4-11  01-37807-H4-11  01-37810-H4-11  01-37811-H4-11
                                                --------------------------------------------------------------------------------
MONTH

REVENUES (MOR-1)                                $           --  $   36,458,061  $      327,939  $    1,688,935  $      595,406
TOTAL COST OF REVENUES                                      --      38,535,886         327,939          29,600         624,624
GROSS PROFIT                                    $           --  $   (2,077,825) $           --  $    1,659,335  $      (29,218)
=================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $        1,772  $      858,049  $           --  $      406,973  $       32,298
  Insiders Compensation                                     --         173,179              --              --              --
  Professional Fees                                         --       2,015,000              --              --              --
  Other (attach list)                                       --         539,842        (539,842)             --              --

TOTAL OPERATING EXPENSE                         $        1,772  $    3,586,070  $     (539,842) $      406,973  $       32,298
=================================================================================================================================
INCOME BEFORE INT. DEPR/TAX (MOR-1)             $       (1,772) $   (5,663,895) $      539,842  $    1,252,362  $      (61,516)
INTEREST EXPENSE (includes amort of debt fees)          (6,595)      3,553,595              --         250,944              --
DEPRECIATION                                            71,765       3,293,410              --         718,977              --
OTHER (INCOME) EXPENSES*                                    --              --              --              --              --
OTHER ITEMS**                                               --              --              --              --              --
TOTAL INT. DEPR & OTHER ITEMS                   $       65,170  $    6,847,005  $           --  $      969,921  $           --
=================================================================================================================================
NET INCOME BEFORE TAXES                         $      (66,942) $  (12,510,900) $      539,842  $      282,441  $      (61,516)
INCOME TAXES                                                --          27,000              --              --              --
=================================================================================================================================
NET INCOME (LOSS) (MOR-1)                       $      (66,942) $  (12,537,900) $      539,842  $      282,441  $      (61,516)
=================================================================================================================================

                                                --------------------------------------------------------------------------
                                                STERLING PULP      STERLING       STERLING                      DEBTORS
                                                  CHEMICALS,        FIBERS,       CHEMICALS
                                                     INC.             INC.        INT'L, INC.
                                                01-37812-H4-11  01-37808-H4-11  01-37809-H4-11  ELIMINATIONS  CONSOLIDATED
                                                --------------------------------------------------------------------------
MONTH

REVENUES (MOR-1)                                $    4,044,462   $   4,472,168  $      123,655  $   (123,655) $ 47,586,971
TOTAL COST OF REVENUES                               1,909,929       4,472,502              --      (123,655)   45,776,825
GROSS PROFIT                                    $    2,134,533   $        (334) $      123,655  $         --  $  1,810,146
==============================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $    1,630,994   $     209,069  $       13,009  $   (827,114) $  2,325,050
  Insiders Compensation                                     --              --              --            --       173,179
  Professional Fees                                         --              --              --            --     2,015,000
  Other (attach list)                                       --              --              --            --            --
                                                                                                          --            --
TOTAL OPERATING EXPENSE                         $    1,630,994   $     209,069  $       13,009  $   (827,114) $  4,513,229
==============================================================================================================================
INCOME BEFORE INT. DEPR/TAX (MOR-1)             $      503,539   $    (209,403) $      110,646       827,114    (2,703,083)
INTEREST EXPENSE (includes amort of debt fees)              --         921,502          56,498       827,114     5,603,058
DEPRECIATION                                           612,861          71,658          34,500            --     4,803,171
OTHER (INCOME) EXPENSES*                                    --              --              --            --            --
OTHER ITEMS**                                               --              --              --            --            --
TOTAL INT. DEPR & OTHER ITEMS                   $      612,861   $     993,160  $       90,998  $    827,114  $ 10,406,229
==============================================================================================================================
NET INCOME BEFORE TAXES                         $     (109,322)  $  (1,202,563) $       19,648  $         --  $(13,109,312)
INCOME TAXES                                                --              --              --            --        27,000
==============================================================================================================================
NET INCOME (LOSS) (MOR-1)                       $     (109,322)  $  (1,202,563) $       19,648  $         --  $(13,136,312)
==============================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

                                            CASE NUMBER:  SEE EACH COMPANY BELOW

       CASE NAME:   STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
       FOR THE PERIOD ENDING 7/17/01 TO 8/31/01

                                         STERLING           STERLING           STERLING           STERLING         STERLING PULP
                                         CHEMICALS          CHEMICALS,         CHEMICALS           CANADA,         CHEMICALS US,
                                       HOLDINGS, INC.          INC.            ENERGY, INC.          INC.               INC.
                                      01-37805-H4-11     01-37806-H4-11      01-37807-H4-11     01-37810-H4-11     01-37811-H4-11
=================================================================================================================================
OTHER INCOME (EXPENSE) ITEMS:
Equity Earnings in Joint Venture          $     --         $  539,842          $ (539,842)        $     --           $     --
Other                                           --               --                  --                 --                 --




TOTAL OTHER INCOME (EXPENSE) ITEMS        $     --          $ 539,842          $ (539,842)          $   --           $     --
=================================================================================================================================

                                         STERLING PULP       STERLING          STERLING
                                           CHEMICALS,         FIBERS,          CHEMICALS
                                              INC.             INC.            INT'L, INC.                            DEBTORS
                                        01-37812-H4-11    01-37808-H4-11     01-37809-H4-11      ELIMINATIONS     CONSOLIDATED
=================================================================================================================================
OTHER INCOME (EXPENSE) ITEMS:
Equity Earnings in Joint Venture          $     --           $     --           $     --          $     --          $     --
Other                                           --                 --                 --                --                --




TOTAL OTHER INCOME (EXPENSE) ITEMS        $     --           $     --           $     --          $     --          $     --
=================================================================================================================================


MOR-6 ATTACHMENT

CASE NAME: STERLING CANADA INC.                      CASE NUMBER: 01-37810-H4-11


   CASH RECEIPTS AND                                        MONTH           MONTH      MONTH      MONTH      MONTH       FILING TO
   DISBURSEMENTS                                         8/31/2001(1)                                                      DATE
------------------------------------------------------------------------------------------------------------------------------------
   1.  CASH-BEGINNING OF MONTH                           $    271,082     $    --    $    --    $    --    $    --    $    271,082
   RECEIPTS:
   2.  CASH SALES                                        $         --     $    --    $    --    $    --    $    --    $         --
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                    2,837,627                                                    2,837,627
   4.  LOANS & ADVANCES (attach list)                                                                                           --
   5.  SALE OF ASSETS                                                                                                           --
   6.  OTHER (attach list)                                 19,739,210                                                   19,739,210
   TOTAL RECEIPTS                                        $ 22,576,837     $    --    $    --    $    --    $    --    $ 22,576,837
   (Withdrawal)Contribution by Individual Debtor MFR-2*      N/A             N/A        N/A        N/A        N/A             N/A

   DISBURSEMENTS:
   7.  NET PAYROLL                                       $         --     $    --    $    --    $    --    $    --    $         --
   8.  PAYROLL TAXES PAID                                                                                                       --
   9.  SALES, USE & OTHER TAXES PAID                            1,840                                                        1,840
   10. SECURED/RENTAL/LEASES                                                                                                    --
   11. UTILITIES                                                                                                                --
   12. INSURANCE                                                                                                                --
   13. INVENTORY PURCHASES                                                                                                      --
   14. VEHICLE EXPENSES                                                                                                         --
   15. TRAVEL & ENTERTAINMENT                                                                                                   --
   16. REPAIRS, MAINTENANCE & SUPPLIES                                                                                          --
   17. ADMINISTRATIVE & SELLING                                21,145                                                       21,145
   18. OTHER (attach list)                                 22,317,418                                                   22,317,418

   TOTAL DISBURSEMENTS FROM OPERATIONS                   $ 22,340,404     $    --    $    --    $    --    $    --    $ 22,340,404
   19. PROFESSIONAL FEES                                 $         --     $    --    $    --    $    --    $    --    $         --
   20. U.S. TRUSTEE FEES                                           --          --         --         --         --              --
   21. OTHER REORGANIZATION EXPENSES (attach list)                 --          --         --         --         --              --
   TOTAL DISBURSEMENTS                                   $ 22,340,404     $    --    $    --    $    --    $    --    $ 22,340,404
   22. NET CASH FLOW                                     $    236,433     $    --    $    --    $    --    $    --    $    236,433
   23. CASH-- END OF MONTH (MOR-2)                       $    507,515     $    --    $    --    $    --    $    --    $    507,515


(1) Represents the period 7/17/01 through 8/31/01.

    MOR-7                            *Applies to Individual debtor's only.

CASE NAME: STERLING CANADA INC.                      CASE NUMBER: 01-37810-H4-11



   OTHER CASH RECEIPTS AND                                      MONTH        MONTH    MONTH    MONTH    MONTH      FILING TO
   DISBURSEMENTS:                                           8/31/2001 (1)                                            DATE
-----------------------------------------------------------------------------------------------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                                       $      1,107                                        $      1,107
       401(k) Plan Refund                                                                                                  --
       Cobra Insurance Payment                                                                                             --
       Miscellaneous                                                                                                       --
       Emission Credits                                                                                                    --
       Loan Advance from a subsidiary-- Sterling NRO           19,409,155                                          19,409,155
       Funds belonging to Sterling Pulp Chemicals Ltd.                                                                     --
       rec'd in error and to be returned in Sep 01.               328,947                                             328,947
                                                                                                                           --
                                                                                                                           --
   TOTAL OTHER RECEIPTS                                      $ 19,739,210    $  --    $  --    $  --    $  --    $ 19,739,210
   18. OTHER DISBURSEMENTS:
       Workover Expense                                                                                                    --
       Capital Expenditures                                                                                                --
       Interest Payment                                                                                                    --
       Pre-petition checks voided in current period                                                                        --
       Advance to Parent company-- Sterling Chemicals          22,317,418                         --               22,317,418
                                                                                                                           --
                                                                                                                           --
                                                                                                                           --
   TOTAL OTHER DISBURSEMENTS                                 $ 22,317,418    $  --       --    $  --    $  --    $ 22,317,418

(1)Represents the period 7/17/01 through 8/31/01.

          MOR-7 ATTACHMENT

CASE NAME: Sterling Canada, Inc.                     CASE NUMBER: 01-37810-H4-11



                           CASH ACCOUNT RECONCILIATION
                              MONTH OF AUGUST 2001

  BANK NAME
  ACCOUNT NUMBER
  ACCOUNT TYPE                                                                                                               TOTAL
  ------------                                                                                                               -----
  BANK BALANCE                                                                                                              $     --
  DEPOSIT IN TRANSIT                                                                                                              --
  OUTSTANDING CHECKS                                                                                                              --
  ADJUSTED BANK BALANCE             $      --  $      --  $      --  $      --  $      --  $      --  $      --  $      --  $     --
  BEGINNING CASH - PER BOOKS                                                                                                $     --
  RECEIPTS                                                                                                                        --
  TRANSFERS BETWEEN ACCOUNTS                                                                                                      --
  (WITHDRAWAL)CONTRIBUTION-                                                                                                       --
  BY INDIVIDUAL DEBTOR MFR-2                                                                                                      --
  CHECKS/OTHER DISBURSEMENTS                                                                                                      --
  ENDING CASH - PER BOOKS           $      --  $      --  $      --  $      --  $      --  $      --  $      --  $      --  $     --

Note: Bank statements have not been received in time to complete this report. Future reports will include reconciliations for the prior month.

            MOR-8

CASE NAME: STERLING CANADA, INC.                    CASE NUMBER: 01-37810-H4-11



                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

   INSIDERS: NAME/POSITION     8/31/2001 (1)      Sep-2001      Oct-2001     Nov-2001      Dec-2001        Jan-2002        FILING TO
        /COMP TYPE (2)                                                                                                        DATE
------------------------------------------------------------------------------------------------------------------------------------
1.                               $      --        $      --     $      --    $      --     $      --       $      --       $      --
2.                                      --               --            --           --            --              --              --
3.                                      --               --            --           --            --              --              --
4.                                      --               --            --           --            --              --              --
5.                                      --               --            --           --            --              --              --
6.                                      --               --            --           --            --              --              --
7.                                      --               --            --           --            --              --              --
8.                                      --               --            --           --            --              --              --
9.                                      --               --            --           --            --              --              --
TOTAL INSIDERS (MOR-1)           $      --        $      --     $      --    $      --     $      --       $      --       $      --

      PROFESSIONALS            8/31/2001 (1)      Sep-2001      Oct-2001     Nov-2001      Dec-2001        Jan-2002        FILING TO
     NAME/ORDER DATE                                                                                                         DATE
------------------------------------------------------------------------------------------------------------------------------------
1.                               $      --        $      --      $      --   $      --     $      --       $      --       $      --
2.                                      --               --             --          --            --              --              --
3.                                      --               --             --          --            --              --              --
4.                                      --               --             --          --            --              --              --
5.                                      --               --             --          --            --              --              --
6.                                      --               --             --          --            --              --              --
TOTAL PROFESSIONALS (MOR-1)      $      --        $      --      $      --   $      --     $      --       $      --       $      --


(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(3) ALL PAYMENTS TO DIRECTORS AND OFFICERS, AS DEFINED IN FOOTNOTE (2) ABOVE, ARE MADE BY STERLING CHEMICALS, INC., A JOINTLY ADMINISTERED DEBTOR (CASE #01-37806-H4-11.

              MOR-9